Exhibit 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                              AS ADOPTED PUSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB for the quarter ended April 30, 2005, fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respect the financial condition and results of operations of Vitro Diagnostics, Inc.


Date:  June 14, 2005

                             By: /s/  James T. Posillico
                                 ----------------------------------------------
                                   Name:  James T. Posillico
                                   Title: President and Chief Executive Officer
                                   Vitro Diagnostics, Inc.


                             By: /s/  James R. Musick
                                 ----------------------------------------------
                                 Name:  James R. Musick
                                 Title: Chairman and Principal Financial Officer Vitro Diagnostics, Inc.